SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 22, 2007

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 22, 2007, Isis Pharmaceuticals, Inc. (the “Company”) announced that Jeffrey M. Jonas, M.D. will join Isis on February 1, 2007 as Executive Vice President.  In this position, Dr. Jonas will lead Clinical Development, Preclinical Development, Regulatory Affairs, and Quality Assurance and Compliance at Isis.  He will be broadly responsible for the entire pipeline, both partnered and unpartnered, and contribute to portfolio management.  Along with Stanley T. Crooke, M.D., Ph.D., Chairman and CEO, and Lynne Parshall, J.D., Executive Vice President, Dr. Jonas will be a principal representative of the Company interacting with investors and partners, working with Kate Corcoran, Ph.D., Vice President, Corporate Development.

A copy of the Company’s press release dated January 22, 2007, relating to Dr. Jonas’ appointment is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1                                              Press Release dated January 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: January 22, 2007	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1	Press Release dated January 22, 2007.